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                                                                   EXHIBIT 23(a)

             CONSENT OF INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM




         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 2004 which appears in Mercantile Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

                                            /s/ Crowe Chizek and Company LLC



Grand Rapids, Michigan
October 14, 2004